                               POWER OF ATTORNEY

  Know all men by these presents, that the individuals whose signatures appear below constitute and appoint Alan S. McKim, James A. Pitts, and C. Michael Malm, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign the Clean Harbors, Inc. Form S-2 Registration Statement under the Securities Act of 1933, as amended, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said substitute or substitutes may lawfully do or cause to be done by virtue hereof.

  For purposes of this Power of Attorney, the "Registrant" means Clean Harbors, Inc., and the "Additional Registrants" means Clean Harbors Environmental Services, Inc., Clean Harbors of Braintree, Inc., Clean Harbors of Natick, Inc., Clean Harbors of Baltimore, Inc., Clean Harbors of Chicago, Inc., Clean Harbors of Cleveland, Inc., Murphy's Waste Oil Service, Inc., Clean Harbors Kingston Facility Corporation, Clean Harbors of Connecticut, Inc., Mr. Frank, Inc., Clean Harbors Technology Corporation and Spring Grove Resource Recovery, Inc.

              SIGNATURE                           TITLE                DATE
              ---------                           -----                ----

            Alan S. McKim               Chairman of the Board of     June 17,
_____________________________________   Directors, President and       1994
            ALAN S. MCKIM               Chief Executive Officer
                                        of the Registrant;
                                        President (principal
                                        executive officer) of
                                        Clean Harbors
                                        Environmental Services,
                                        Inc.; sole Director of
                                        each of the Additional
                                        Registrants (other than
                                        Clean Harbors Technology
                                        Corporation); and
                                        Director of Clean
                                        Harbors Technology
                                        Corporation

           James A. Pitts               Executive Vice President     June 17,
_____________________________________   of Finance and                 1994
           JAMES A. PITTS               Administration and Chief
                                        Financial Officer
                                        (principal financial
                                        officer) of the
                                        Registrant; and Vice
                                        President and Treasurer
                                        (principal financial and
                                        accounting officer) of
                                        each of the Additional
                                        Registrants

        Mary-Ellen Drinkwater           Vice President and           June 17,
_____________________________________   Controller (principal          1994
        MARY-ELLEN DRINKWATER           accounting officer) of
                                        the Registrant

        Jorgen H. Vestergaard           President (principal         June 17,
_____________________________________   executive officer) and         1994
        JORGEN H. VESTERGAARD           Director of Clean
                                        Harbors Technology
                                        Corporation

                               POWER OF ATTORNEY

  Know all men by these presents, that the individuals whose signatures appear below constitute and appoint Alan S. McKim, James A. Pitts, and C. Michael Malm, and each of them acting alone, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign the Clean Harbors, Inc. Form S-2 Registration Statement under the Securities Act of 1933, as amended, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said substitute or substitutes may lawfully do or cause to be done by virtue hereof.

              SIGNATURE                           TITLE                DATE
              ---------                           -----                ----

          John O. Peterson              Director                   June 14, 1994
_____________________________________
          JOHN O. PETERSON

         Daniel J. McCarthy             Director                   June 14, 1994
_____________________________________
         DANIEL J. MCCARTHY

           John F. Kaslow               Director                   June 14, 1994
_____________________________________
           JOHN F. KASLOW

           Christy W. Bell              Director                   June 15, 1994
_____________________________________
           CHRISTY W. BELL

           Lorne R. Waxlax              Director                   June 14, 1994
_____________________________________
           LORNE R. WAXLAX